GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated February 14, 2022,
to the AICPA Group Contract Prospectus
(For Certificates effective on or after 01/01/2009 and before 01/01/2020)
dated May 1, 2021 for Group Variable Universal Life Insurance Contracts

This supplement should be read and retained with the current prospectus for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

PROSPECTUS CHANGE

The T. Rowe Price Moderate Allocation Portfolio has added T. Rowe Price Hong Kong Limited as an investment subadviser to the fund. The fund table section on page 9 for the T. Rowe Price Moderate Allocation Fund is replaced with the section below:

VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Moderate Allocation Portfolio Style/Type:: Asset Allocation	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc./T. Rowe Price Hong Kong Limited

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
AICPA2SUP111